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                                                                EXHIBIT 10(h)(1)

                                                                      Document 1



                                   MEMORANDUM
                                   ----------

                                                     DATE:     February 26, 1993


TO:    Participants in Stock Option Plan

FROM:  Carl E. Weigel
       Administrator of the 1986 Stock Option Plan

RE:    Amendment to Stock Option Plan

CC:    Bruce Raque
       John Barron
       Kathryn Arterberry
       Debbie Reiss  (BT&H)


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On February 16, 1993 the Examining Committee amended The 1986 Stock Option Plan as follows.

        Section V(h) of the Stock Option Plan is hereby amended to read in its entirety as follows:

                (h) Tax Withholding. Any Optionee of a Nonqualified Stock Option shall make arrangements satisfactory to the Committee to pay to the Corporation at the time of exercise any federal, state or local taxes required to be withheld with respect to such shares.

Please attach this memorandum to your copy of the 1986 Stock Option Plan.

Please give me a call at extension 2510 if you have any questions in regard to this amendment.


/CEW216AM





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